TIMKEN

Stronger. By Design.

BP80
SUPER BLUE RIBBON

Expanding the Timken Power Transmission Portfolio: Carlstar Belts August 3, 2015 Exhibit 99.2

2
Forward-Looking Statements Safe Harbor
Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, the statements related to Timken’s plans, outlook, future financial performance, targets, projected sales, cash flows, liquidity and expectations regarding the future financial performance of the company, including the information under the headings,
“Strategic Rationale” and “Financial Summary” are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including: the inability to complete the acquisition due to either the failure to satisfy any condition to the closing of the transaction, including receipt of regulatory approval, or the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the inability to successfully integrate the newly acquired business into the company’s operations or achieve the expected synergies associated with the acquisition; and adverse changes in the markets served by the newly acquired business.  Additional factors are discussed in the company's filings with the Securities and Exchange
Commission, including the company's Annual Report on Form 10-K for the year ended Dec. 31, 2014, quarterly reports on Form 10-Q and current reports on Form 8-K. Except as required by the federal securities laws, the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CARLISLE

Ultimax Performance Belts

PANTHER XT

*

Stronger. By Design. TIMKEN

3
•
A leading North American supplier,
offering power transmission belts for
industrial, commercial and consumer
applications
•
Portfolio features more than 20,000
parts engineered for demanding
applications
•
Products include wrap molded, raw
edge, v-ribbed, synchronous belts
•
Serves diverse industries
•
Business founded over 100 years ago;
headquartered in Springfield, MO
Carlstar Belts
Business*
Key Metrics* ($M)
Revenue
$140
Adj. EBITDA
$22
% Margin
16%
# of Employees
~750
*Trailing 12-months as of June 30, 2015
Key Market Sectors
Agriculture
Outdoor Power
Consumer
Outdoor Power
Commercial
Power Sports
Industrial
Distribution

The transaction, expected to close in the third quarter of 2015, is subject to customary government and regulatory approvals as well as other customary closing conditions and will be funded with a  combination of cash and debt.

•
Aligns well with Timken strategy and business model
•
Broadens Timken power transmission products offering
•
Leverages Timken channel strength and customer access
•
Creates significant synergy opportunities
•
Expected
to be accretive in year one
Strategic Rationale

TIMKEN
Fafnir
QM Bearings
REVOLVO

DRIVES

CARLISLE
PANTHER XT
Ultimax

PHILADELPHIA GEAR
SMITH SERVICES
SCHULZ
STANDARD MACHINE

INTERLUBE

Stronger. By Design. TIMKEN

5 Housed Units Chain & Augers Belts Gears & Services Lubrication Systems Building Out Our Power Transmission Offering Timken Power Transmission Portfolio 5

•
Leverage Timken and Carlstar
customer relationships and
distribution channels to drive
revenue growth
•
Expand
geographically
•
Cost synergies
•
EPS accretive*
–
Marginally
over
balance
of
2015
–
2016 accretion of $0.08-$0.10 per
share expected
•
Expected to earn
cost of capital by
year 3
Financial Summary
•
Purchase price of $220M
•
Funded with cash and debt
•
Transaction structure results in
$23M NPV tax benefit (tax-
deductible goodwill)
•
Purchase multiple of ~9x TTM
EBITDA including tax benefit
Meets Financial Criteria
Transaction Highlights
Synergy Drivers
Pro Forma (TTM)
* Excluding one-time transaction costs and inventory step-up impact

Timken
Carlstar
Belts
Pro
forma
Sales
3,001

3,141
Adj. EBITDA

22

% Margin
16%
16%
16%

PHILADELPHIA GEAR
WAZEE
SMITH SERVICES
SCHULZ
QM Bearings
DRIVES
INTERLUBE
STANDARD MACHINE
REVOLVO

Stronger. By Design. TIMKEN

Dec
2012
Oct
2011
March
2013
July
2011
April
2013
May
2013
Electric motor
repair and
services
Electric motor
repair, related
services,
up-tower wind
maintenance
and repair
Lubrication
delivery systems
Chains, augers
Industrial gear
drive and
repair services
Industrial gear
drive and repair
services
Split roller
housed units
Electric motor
repair and
services
April
2014
Nov
2014
July
2010
Spherical roller
bearing steel
housed unit
and couplings
Portfolio
Transformation
–
Building
for
Growth
Aug
2015
Industrial and
commercial
belts
Carlstar
Belts
7